UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2009
CELANESE CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32410	98-0420726

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices)      (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the Celanese Corporation’s (the “Company’s”) 2009 Annual Meeting of Stockholders held on April 23, 2009, the Company’s stockholders approved the Celanese Corporation 2009 Global Incentive Plan (the “2009 GIP”) and the Celanese Corporation 2009 Employee Stock Purchase Plan (the “2009 ESPP”).
     Celanese Corporation 2009 Global Incentive Plan
     The 2009 GIP will be administered by the Compensation Committee of the Board of Directors. Employees (including executive officers), non-employee directors and other service providers who are selected by the Compensation Committee are eligible to participate in the 2009 GIP. The 2009 GIP replaces the Celanese Corporation 2004 Stock Incentive Plan (the “Prior Plan”), and no further awards will be granted under the Prior Plan. The maximum number of shares of our Common Stock that may be issued under the 2009 GIP is 5,350,000 shares plus (a) any shares that remained available for issuance under the Prior Plan as of March 6, 2009, plus (b) any shares subject to awards outstanding under the Prior Plan that on or after March 6, 2009 cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the award to the extent that such award is exercised for or settled in vested and non-forfeitable shares).
     The 2009 GIP provides the Compensation Committee with the authority to award incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and incentive bonuses, any of which may be performance-based, with vesting and other award provisions that provide effective incentives to Company employees, non-employee directors and other service providers.
     No single participant may be granted awards under the 2009 GIP covering more than 1,000,000 shares of Common Stock in any fiscal year. The maximum number of shares of Common Stock that may be issued pursuant to stock options intended to be incentive stock options is approximately 5,350,000 shares. The 2009 GIP prohibits granting stock options or stock appreciation rights with exercise prices lower than the fair-market value of underlying shares on the grant date, except in connection with substitute or replacement awards made in connection with a merger or other corporate acquisition. The 2009 GIP prohibits the repricing of stock options and stock appreciation rights without the approval of stockholders, except in connection with a stock split, reverse stock split or similar change in the number of outstanding shares. The term of stock options and stock appreciation rights granted pursuant to the 2009 GIP may not exceed seven years. The number of shares that may be issued under “full-value awards” (awards other than stock options and stock appreciation rights) is limited under the 2009 GIP by operation of a share-counting formula in which full-value awards count on a 1.59-for-1 basis against the pool of shares available for issuance under the 2009 GIP. Grants of restricted stock and restricted stock units that are not performance-based must have vesting periods over at least three years, except in cases of a change of control of the Company or the participant’s death or disability. If the awards are performance-based, then performance must be measured over a period of at least one year. For purposes of annual incentive bonus awards, the maximum bonus pool available for named executive officers shall be 5% of Operating EBITDA. Unless earlier terminated by the Board of Directors, the 2009 GIP will continue in effect until March 6, 2019.
     Celanese Corporation 2009 Employee Stock Purchase Plan
     The 2009 ESPP provides for consecutive subscription periods during which eligible employees, including the employees of any subsidiaries designated by the Board of Directors, may elect to participate in the ESPP. Once enrolled, a participant may purchase shares of the Company’s Common Stock with payroll deductions at the end of each applicable offering period. Participants may authorize a payroll deduction of any whole percentage up to a maximum of 20% of the employee’s eligible compensation received during the offering’s purchase period. Shares of Common Stock purchased under the 2009 ESPP will be purchased at a price not less than 85% of the fair market value of a share of Common Stock on the last day of the applicable offering period. For purposes of the 2009 ESPP, fair market value on any day means the average of the high and low trading prices of the stock during normal trading hours on such day.
     The 2009 ESPP will be administered by the Compensation Committee of the Board of Directors. Unless otherwise determined by the Compensation Committee, employees may not participate in the ESPP if their customary employment is 20 hours or less per week or if their customary employment is for not more than five months in any calendar year. In addition, highly compensated employees may be excluded from participation in an offering under the 2009 ESPP at the discretion of the Compensation Committee.
     A maximum of 14,000,000 shares of Common Stock may be purchased under the 2009 ESPP. The 2009 ESPP will terminate when all the shares reserved for issuance under the 2009 ESPP have been issued or, if earlier, at the end of any offering period as determined by the Compensation Committee. The ESPP is intended to satisfy the requirements of an employee stock purchase plan under Section 423 of the Internal Revenue Code.
     The foregoing descriptions of the terms of the 2009 GIP and the 2009 ESPP are qualified in their entirety by reference to the actual terms of the plans, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Celanese Corporation 2009 Global Incentive Plan (incorporated by reference from Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed on April 23, 2009).

10.2	Celanese Corporation 2009 Employee Stock Purchase Plan (incorporated by reference from Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on April 23, 2009).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Robert L. Villaseñor
	Name:	Robert L. Villaseñor
	Title:	Associate General Counsel and Assistant Secretary

Date: April 27, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Celanese Corporation 2009 Global Incentive Plan (incorporated by reference from Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed on April 23, 2009).

10.2	Celanese Corporation 2009 Employee Stock Purchase Plan (incorporated by reference from Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on April 23, 2009).

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